UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2018 (January 1, 2018)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Agreements

Effective January 1, 2018, Education Realty Trust, Inc. (the “Company”) entered into new executive employment agreements (the “2018 Employment Agreements”) with Thomas Trubiana (President), Edwin B. Brewer, Jr. (Executive Vice President and Chief Financial Officer), Christine Richards (Executive Vice President and Chief Operating Officer) and Lindsey Mackie (Senior Vice President and Chief Accounting Officer). The 2018 Employment Agreements replace the existing employment agreements between the Company and the employees. With the exception of the new three-year term of each 2018 Employment Agreement described below, the 2018 Employment Agreements are consistent in all respects with the previous employment agreements in place between the Company and each of Mr. Trubiana, Mr. Brewer, Ms. Richards and Ms. Mackie.

Each of the 2018 Employment Agreements provides for a three-year term, commencing on January 1, 2018 and terminating on December 31, 2020. Each executive officer named herein will be paid an annual base salary to be adjusted annually at the discretion of the Company’s compensation committee. Each executive officer will be eligible to receive an annual bonus targeted at a percentage of base salary as determined from time to time by the Company’s compensation committee if, as determined by the Compensation committee in its sole discretion, the executive officers meet certain criteria established from year to year by the Compensation committee.

The foregoing description of the 2018 Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each 2018 Employment Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith.

Exhibit No.	Description
10.1	Executive Employment Agreement by and between Education Realty Trust, Inc. and Thomas Trubiana effective as of January 1, 2018
10.2	Executive Employment Agreement by and between Education Realty Trust, Inc. and Christine Richards effective as of January 1, 2018
10.3	Executive Employment Agreement by and between Education Realty Trust, Inc. and Edwin B. Brewer, Jr. effective as of January 1, 2018
10.4	Executive Employment Agreement by and between Education Realty Trust, Inc. and Lindsey Mackie effective as of January 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 4, 2018	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Executive Employment Agreement by and between Education Realty Trust, Inc. and Thomas Trubiana effective as of January 1, 2018
10.2	Executive Employment Agreement by and between Education Realty Trust, Inc. and Christine Richards effective as of January 1, 2018
10.3	Executive Employment Agreement by and between Education Realty Trust, Inc. and Edwin B. Brewer, Jr. effective as of January 1, 2018
10.4	Executive Employment Agreement by and between Education Realty Trust, Inc. and Lindsey Mackie effective as of January 1, 2018